Exhibit 10.26.20+

AMENDMENT NO. 20
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 20 (“Amendment”), effective as of January 1, 2016 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	In Attachment V, Section 3, under the heading “For Gen 2”, delete the pricing matrix for [******] and replace it with the following:

“[******]

	[******]	[******]	[******]	[******]
[******]	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
Subtotal	$[******]*	$[******]*	$[******]*	$[******]*
[******]	$[******] ([******])	$[******] ([******])	$[******] ([******])	$[******] ([******])
Total	$[******]	$[******]	$[******]	$[******]
*does not include [******]

[******] with [******]

	[******]	[******]	[******]	[******]
[******]	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
Subtotal	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
Total	$[******]	$[******]	$[******]	$[******]
“

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	In Attachment V, Section 3, under the heading “For Gen 2”, delete the pricing matrix for [******] and replace it with the following:

“[******]

	[******]	[******]	[******]	[******]
[******]	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
Subtotal	$[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]	$[******]
Total	$[******]	$[******]	$[******]	$[******]
“

3.	In Attachment V, Section 3, under the heading “Gen 3 Content Fees:”, after the pricing matrix for [******], add the following:

“[******] with [******]

	[******]	[******]	[******]
[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]
Subtotal	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]
Total	$[******]	$[******]	$[******]
“

4.	In Attachment V, Section 3, under the heading “Gen 3 Content Fees:”, delete the pricing matrix for [******] and replace it with the following:

“[******]

	[******]	[******]	[******]
[******]	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]
Subtotal	$[******]	$[******]	$[******]
[******]	$[******]	$[******]	$[******]
Total	$[******]	$[******]	$[******]
“

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5.	In Attachment V, Section 3, under the heading “Gen 3 Content Fees:”, after the pricing matrix for [******], add the following:

“[******]

	[******]	[******]	[******]
[******]	[******]	$[******]	$[******]
[******]		$[******]	$[******]
Subtotal		$[******]	$[******]
[******]		$[******]	$[******]
Total		$[******]	$[******]
* Does not include [******]

6.	In Attachment V, after Section 14, add the following new section:

“15. For purposes of this Amendment No. 20, the parties approve and agree to implement the requirements of the Design Change Request(s) (“DCR”) listed below and the fees associated with these DCRs shall be $[******].

MY	DCR	Description	Quote	DCR comments
2018	13918964	[******]	$[******]	[******]
	13909568	[******]	$[******]
Postal code search for the [******]
Updates to handle when a user doesn't give SYNC access to their phonebook and messages
[******] grammar and prompt updates
Guidance Prompt updates for [******] (2 prompts)

	13918958	[******]	$[******]	[******]
	13918955	[******]	$[******]
	10183000	[******]	$[******]	[******]
	13910105	[******]	$[******]
Payment terms are [******] equal payments after[******].
Telenav will invoice once for the total amount at [******] and then payments including interest will be made [******] for [******].
Total NRE, including interest for [******] = $[******] (value without interest = $[******])

		2018 MY subtotal	$[******]
“

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

09/23/16    Pg. 3 of 4

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahen (Printed Name) Title: Software Buyer Date: 10-12-2016	TELENAV, INC. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: CFO Date: 10-18-2016

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